RE: Premier Products Group shares to defray the debt of a different Corporation (Valley High Mining Company)
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Joslyn Claiborne — Feb 22, 2021, 3:19 PM (3 days ago)

to Randy, Ashley, Maria, me, Terry, Darrell

Good Day Randy,

I am acknowledging receipt of your letter, at your earliest convenience, please advise what it means.

Thank you and have a pleasant evening!

Best,

Joslyn Claiborne
Managing Director
Pacific Stock Transfer Company
Direct: 702.323.0033
Mobile: [redacted]

6725 Via Austi Pkwy, Suite 300
Las Vegas, Nevada 89119

From: Randy Goulding <randy@securitiescounselors.net>
Sent: Monday, February 22, 2021 3:09 PM
To: Joslyn Claiborne <Joslyn@pacificstocktransfer.com>; Ashley Walker <awalker@PacificStockTransfer.com>; Maria Torres <mtorres@pacificstocktransfer.com>
Subject: Premier Products Group shares to defray the debt of a different Corporation (Valley High Mining Company)
Importance: High

Please note the attached letter.

Thank you.

Randall S. Goulding

Securities Counselors, Inc.
The Securities Professionals
for Private and Public Issuers, Shareholders and Funding Sources

1333 Sprucewood Deerfield, IL 60015
Mobile: 847-828-3700; office: 847-948-5431

Facsimile: 484-450-5130

...

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Randy Goulding via securitiescounselors.onmicrosoft.com Feb 22, 2021, 3:36 PM (3 days ago)

to Joslyn, Ashley, Maria, me, Terry, Darrell

Joslyn,

This is a complex reorganization, involving the creation of two new corporations followed by a merger and a share exchange. Very few attorneys have ever orchestrated such a reorganization.

The end result is that the Corporation which was previously the public company becomes a wholly-owned subsidiary which is non-trading while one of the newly formed companies, often referred to as "Holdco" or the successor issuer, becomes the public entity. As a result, all assets and liabilities of the entity which was previously the public entity (the predecessor issuer) remains the entity with all the assets and all the liabilities. The successor issuer, in this case Premier Products Group, has no assets and no liabilities following the reorganization. Therefore, since the liabilities of the predecessor issuer are now in a non-trading, wholly-owned subsidiary of the successor issuer, its debts should never be satisfied from the share issuances of the successor issuer, Premier Products Group.

This is why those shares should not have been issued despite the conversion notice. Iconic Holdings LLC is owed money by Valley High (the predecessor issuer). Premier products Group does not owe this money. Accordingly, its shares should not be issued in satisfaction of Valley High's liability.

How do we retract that share issuance?

Randy
...

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Joslyn Claiborne Feb 22, 2021, 3:45 PM (3 days ago)

to Randy, Ashley, Maria, me, Terry, Darrell

Thank you Randy,

I will review and get back to you soonest.

Have a pleasant evening!

...

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Joslyn Claiborne

Feb 23, 2021, 9:08 PM (2 days ago)

to Billy, Randy, Ashley, Maria, me, Terry, Darrell

Hi Randy,

Thank you for bringing this to our attention.

The merger documentation you attached was filed in February of 2018 and the note with Iconic was established in 2015 when the Company was called Valley High Mining Co, will this documentation also apply to the ITAI also established in 2015 between KBM Worldwide and Valley High Mining Co.,. Although they KBM has not converted recently, the same logic appears to apply for if and when they do convert.

While I continue my review will you be notifying Iconic that their shares should not have been issued and advise KBM for their information.

Please be advised that there will be an administrative fee assessed.

Have a good evening Gentlemen, and I will be in contact.

Sincerely,

...

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Randy Goulding via securitiescounselors.onmicrosoft.com

Feb 24, 2021, 12:11 AM (1 day ago)

to Joslyn, Ashley, Maria, Billy, me, Terry, Darrell

Joslyn,

Feel free to call me for further explanation. This happens to be an Underutilized corporate strategy in which I specialize.

I hope all is well with you.

Randy

Sent from my iPhone

On Feb 23, 2021, at 11:08 PM, Joslyn Claiborne <joslyn@pacificstocktransfer.com> wrote:

Hi Randy,

Thank you for bringing this to our attention.

The merger documentation you attached was filed in February of 2018 and the note with Iconic was established in 2015 when the Company was called Valley High Mining Co, will this documentation also apply to the ITAI also established in 2015 between KBM Worldwide and Valley High Mining Co.,. Although they KBM has not converted recently, the same logic appears to apply for if and when they do convert.

While I continue my review will you be notifying Iconic that their shares should not have been issued and advise KBM for their information.

Please be advised that there will be an administrative fee assessed.

Have a good evening Gentlemen, and I will be in contact.

Sincerely,

Joslyn Claiborne
Managing Director
Pacific Stock Transfer Company
Direct: 702.323.0033
Mobile: [redacted]

6725 Via Austi Pkwy, Suite 300
Las Vegas, Nevada 89119

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From: Randy Goulding <randy@securitiescounselors.net>
Sent: Monday, February 22, 2021 3:09 PM
To: Joslyn Claiborne <Joslyn@pacificstocktransfer.com>; Ashley Walker <awalker@PacificStockTransfer.com>; Maria Torres <mtorres@pacificstocktransfer.com>
Subject: Premier Products Group shares to defray the debt of a different Corporation (Valley High Mining Company)
Importance: High

Please note the attached letter.

Thank you.

Randall S. Goulding

Some of this information is nonpublic. Accordingly, you should not use this information to invest in the marketplace or disseminate it or use it in any other manner. To do so would violate SEC Rule 10b-5, codified at 17 C.F.R. 240.10b-5, pursuant to the SEC's authority granted pursuant to § 10(b) of the Securities Exchange Act of 1934.
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2 Attachments

Will you or Randy be notifying Iconic for the purpose of clawing back these non-authorized shares or will this happen automatically by Pacific Stock Trading?

The company complexity was underscored and made highly understandable by Randy.

Regards,

- Jeffrey

Sent from my iPhone

On Feb 23, 2021, at 10:41 PM, Tony Hicks <tony@pmpginc.com> wrote:

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From: Randy Goulding <randy@securitiescounselors.net>
Sent: Monday, February 22, 2021 3:09 PM
To: Joslyn Claiborne <Joslyn@pacificstocktransfer.com>; Ashley Walker <awalker@PacificStockTransfer.com>; Maria Torres <mtorres@pacificstocktransfer.com>
Subject: Premier Products Group shares to defray the debt of a different Corporation (Valley High Mining Company)
Importance: High

Please note the attached letter.

Thank you.

Randall S. Goulding

Some of this information is nonpublic. Accordingly, you should not use this information to invest in the marketplace or disseminate it or use it in any other manner. To do so would violate SEC Rule 10b-5, codified at 17 C.F.R. 240.10b-5, pursuant to the SEC's authority granted pursuant to § 10(b) of the Securities Exchange Act of 1934.
<image002.jpg>

Securities Counselors, Inc.
The Securities Professionals
for Private and Public Issuers, Shareholders and Funding Sources

1333 Sprucewood Deerfield, IL 60015
Mobile: 847-828-3700; office: 847-948-5431
Facsimile: 484-450-5130